EXHIBIT 10.29

                                 LOAN AGREEMENT

BORROWER:COLORADO TECHNICAL UNIVERSITY, INC. LENDER: BANK ONE, COLORADO, N.A.
         A COLORADO CORPORATION              COLORADO SPRINGS BUSINESS BANKING
         4435 N. CHESNUT ST.                 30 EAST PIKES PEAK AVENUE
         COLORADO SPRINGS, CO 80907          COLORADO SPRINGS, CO 80903

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THIS LOAN AGREEMENT  between  COLORADO  TECHNICAL  UNIVERSITY,  INC., A COLORADO
CORPORATION ("Borrower") and BANK ONE COLORADO, N.A. ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and
financial   accommodations,   together  with  all  future  loans  and  financial
accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of August 2, 1996, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

AGREEMENT. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

ACCOUNT. The word "Account" means a trade account, account receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

ACCOUNT   DEBTOR.   The   words  "Account  Debtor"  mean  the  person  or entity
obligated upon an Account.

ADVANCE. The word "Advance" means a disbursement of Loan funds under this Agreement.

BORROWER. The word "Borrower" means COLORADO TECHNICAL UNIVERSITY, INC., A COLORADO CORPORATION. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

BORROWING BASE. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $1,300,000.00; or (b) 80.000% of the aggregate amount of Eligible Accounts.



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BUSINESS DAY.  The  words "Business  Day" mean  a  day on which commercial banks are open for business in the State of Colorado.

CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

CASH FLOW. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word "Collateral. includes without limitation all collateral described below in the section titled "COLLATERAL."

DEBT.  The  word  "Debt"  means  all   of   Borrower's   liabilities  excluding
Subordinated Debt.

ELIGIBLE ACCOUNTS. The words "Eligible Accounts" mean, at any time, all of Borrowers Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

(a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

(b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

(c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

(d) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

(e)   Accounts which are subject to dispute, counterclaim, or setoff.

(f) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

(g) Accounts with respect to which  Lender,  in its sole  discretion,  deems the
credit   worthiness  or  financial   condition  of  the  Account  Debtor  to  be
unsatisfactory.

(h) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts(including its payrolls) as such debts become due.


08-05-96


(i) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States.

(j) Accounts which have not been paid in full within 90 from the invoice date.

ERISA. The word "ERISA" means the Employee Retiremen Income Security Act of 1974, as amended.

EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

EXPIRATION DATE. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

GUARANTOR.   The  word  "Guarantor"  means  and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by lender against borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

LENDER. The word " Lender" means Bank One, Colorado, N.A., its successors and assigns.

LINE  OF  CREDIT.   The  words  "Line  of  Credit"  mean  the  credit  facility described in the Section titled "LINE OF CREDIT" below.

LIQUID  ASSETS.   The words "Liquid  Assets" mean  Borrower's cash  on hand plus
Borrower's readily marketable securities.

LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement form time to time.

NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.



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PERMITTED  LIENS.  The words  "Permitted  Liens"  mean:  (a) liens and  security interests securing Indebtedness owed by Borrower to Lender, (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

SARA. The word "SARA. means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

SUBORDINATED DEBT. The words "Subordinate Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

TANGIBLE NET WORTH. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

WORKING CAPITAL. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender



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08-05-96


(a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

(b) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

(c) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

(d) All guaranties required by Lender for the Line of Credit shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

(e) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, books, records, and operations, and Lender shall be satisfied as to their condition.

(f) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

(g) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate.

MAKING LOAN ADVANCES. Advances under the Line of Credit may be requested orally by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

MANDATORY LOAN REPAYMENTS. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL.   To  secure  payment of the  Line  of Credit and performance of all other Loans, obligations and duties owed by Borrower to Lender Borrower (and others, if required) shall grant to Lender Security Interests


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08-05-96

in such property and assets as Lender may require (the "Collateral"), including without limitation Borrower's present and future accounts and general intangibles. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

PERFECTION OF SECURITY INTERESTS. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender of any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidated with any other entity.

COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender a schedule of Accounts and Eligible Accounts, in form and substance satisfactory to the Lender. Thereafter and at such frequency as Lender shall require, Borrower shall execute and deliver to Lender such supplemental schedules of Eligible Accounts and such other matters and information relating to Borrower's accounts a Lender may request.

REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS.With respect to the Accounts, Borrower represents and warrants to Lender: (a) each Account represented by Borrower to be an Eligible account for purposes of thus Agreement conforms to the requirements of the definition of an Eligible Account; (b) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (c) Lender, its assigns, or agents shall have the right at any time and at borrower's expense to inspect, examine, and audit Borrower's records and to confirm with account debtors the accuracy of such Accounts.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Colorado and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in goodstanding in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.


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08-05-96


AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duty authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, u bylaws, or any agreement or other instrument binding upon Borrower or (b) any law governmental regulation, court decree, or order applicable to Borrower.

FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrowers financial condition as of the date of the statement, and there has been no material adverse change in Borrowers financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

PROPERTIES. Except for Permitted Liens, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal, "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," SARA, the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrowers ownership of the properties, there has been no use, generation, manufacture, storage treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties.
(b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or
(ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrowers expense and for Lenders purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup w other costs under any such laws, and (b) agrees to indemnify and


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08-05-96

hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release w threatened release occurring prior to Borrowers ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lenders acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrowers financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lenders Security Interests and rights in and to such Collateral.

BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's chief executive office, if Borrower has more than one place of business, is located at 4435 N. CHESNUT ST, COLORADO SPRINGS, CO 80907. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

08-05-96


INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE   COVENANTS.   Borrower   covenants  and  agrees  with Lender  that,
while this Agreement is in effect, Borrower will:

LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than thirty (30) days after the end of each month, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

FINANCIAL COVENANTS AND RATIOS.  Comply with the following covenants and ratios:

TANGIBLE NET WORTH. Maintain a minimum tangible Net Worth of not less than $1,750,000.00. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.



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08-05-96


INSURANCE.   Maintain   fire  and   other  risk  insurance,   public  liability
insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy (d) the properties insured, (e) the then current properly values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

LIFE INSURANCE. As soon as practical, obtain and maintain life insurance in form and with insurance companies reasonably acceptable to Lender on the following individual in the amount indicated below and, at Lender's option, cause such insurance coverage to be pledged, made payable to, or assigned to Lender on Lender's forms. Lender, at its discretion, may apply the proceeds of any insurance policy to the unpaid balances of any Indebtedness:

          Name of Insured Amount
          DAVID D. O'DONNELL                  $500,000.00

GUARANTIES.   Prior  to  disbursement  of  any Loan proceeds,  furnish  executed guaranties of the Loans in favor of Lender, on Lender's forms, and in the amount and by the guarantor named below:

          Guarantor Amount
          M.DJB., INC., A DELAWARE CORPORATION    Unlimited

OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

LOAN   PROCEEDS.   Use  all   Loan   proceeds  solely  for  Borrower's  business
operations, unless specifically consented to the contrary by Lender in writing.

TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting

08-05-96

practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate government official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender If Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender monthly with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exits under this Agreement.

ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty
(30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

08-05-96

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, except as indicated in attached "Exhibit A"; (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender. Borrower may sell up to $20,000 in fixed assets in the normal course of business.

CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as shareholders of a Subchapter Corporation because of their ownership of shares of stock of Borrower.

LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business without prior written consent of Lender.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

EXHIBIT "A". An exhibit, titled "EXHIBIT A", is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation alt accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable taw, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

08-05-96

EVENTS  OF  DEFAULT.   Each  of  the  following  shall  constitute  an Event  of
Default under this Agreement:

DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower lo comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

DEFAULT IN FAVOR OF THIRD PARTES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

CHANGE  IN  OWNERSHIP.   Any  change in  ownership of twenty-five  percent (25%)
or more of the common stock of Borrower.

08-05-96

ADVERSE  CHANGE.   A  material  adverse change  occurs  in Borrower's  financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances w disbursements). and, at Lenders option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "insolvency" subsection above, such acceleration shall be automatic and not optional In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grants shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender tn the State of Colorado. It there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of EL PASO County, the State of Colorado. Lender and Borrower hereby waive the right to any jury trial. In any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the taws of the State of Colorado.

CAPTION   HEADINGS.  Caption  headings in  this  Agreement  are  for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holden of any interest in the Loans.

08-05-96


COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lenders expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated postjudgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing, however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, whoever, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by borrower to Lender under this Agreement shall be considered to have been relied upon by lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing

08-05-96


between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER    ACKNOWLEDGES   HAVING  READ  ALL   THE  PROVISIONS   OF   THIS  LOAN
AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF AUGUST 5, 1996.

BORROWER:

COLORADO TECHNICAL UNIVERSITY, INC., A COLORADO CORPORATION

By: /s/ DAVID D. O'DONNELL
============================================================
DAVID D. O'DONNELL, PRESIDENT AND CHAIRMAN OF THE BOARD

LENDER:

BANK ONE, COLORADO, N.A.

By: /S/ NANETTE STRANSBURGER
===========================================================
AUTHORIZED OFFICER

8-05-96
                                   EXHIBIT "A"



References in the shaded area are for Lender's use only and do not, limit the applicability of this document to any particular loan or item.

BORROWER:COLORADO TECHNICAL UNIVERSITY, INC. LENDER: BANK ONE, COLORADO, N.A.
         A COLORADO CORPORATION              COLORADO SPRINGS BUSINESS BANKING
         4435 N. CHESNUT ST.                 30 EAST PIKES PEAK AVENUE
         COLORADO SPRINGS, CO 80907          COLORADO SPRINGS, CO 80903

-------------------------------------------------------------------------------


This EXHIBIT "A" is attached to and by this reference is made a part of each Business Loan Agreement or Negative Pledge Agreement, dated August 5, 1996, and executed in connection with a loan or other financial accommodations between Bank One, Colorado, N.A. and Colorado Technical University, Inc., a Colorado corporation.

BORROWER SHALL PROVIDE MONTHLY ACCOUNTS RECEIVABLE AGINGS AND MONTHLY BORROWING BASE REPORTS WITHIN 30 DAYS OF MONTH-END.

M.D.J.B., INC. SHALL PROVIDE ANNUAL AUDITED STATEMENTS IN FORM AND CONTENT SATISFACTORY TO BANK, WITHIN 120 DAYS OF YEAR-END.

WHITMAN EDUCATION GROUP, INC. SHALL PROVIDE QUARTERLY STATEMENTS IN FORM AND CONTENT SATISFACTORY TO BANK, WITHIN 60 DAYS OF QUARTER-END, AND ANNUAL AUDITED STATEMENTS IN FORM AND CONTENT SATISFACTORY TO BANK, WITHIN 120 DAYS OF YEAR-END. FORM 10-Q AND 10-K WILL BE ACCEPTABLE.

BORROWER SHALL MAINTAIN A MINIMUM ACID TEST RATIO OF 1.0 TO 1.0 , TESTED ANNUALLY, MIRRORING DEPARTMENT OF EDUCATION REQUIREMENT.

NO INCREASE IN DEBT/LEASES GRATER THAN $75,000.00 OUTSIDE OF CREDIT FACILITIES PROVIDED FOR IN THIS LETTER, OTHER THAN IN THE NORMAL COURSE OF BUSINESS, WITHOUT PRIOR WRITTEN APPROVAL OF BANK.

MINIMUM DEBT COVERAGE RATIO OF 1.5 TIMES. DEBT COVERAGE RATIO SHALL BE DEFINED AS NET INCOME PLUS DEPRECIATION DIVIDED BY CURRENT MATURITIES OF LONG TERM DEBT PLUS INTEREST EXPENSE TESTED QUARTERLY WITHIN 30 DAYS OF MONTH- END.

CHANGE IN CONTROL/OWNERSHIP OF WHITMAN EDUCATION GROUP, INC. SHALL PROVIDE THE BANK THE OPTION TO CALL AND/OR RENEGOTIATE THE LOANS TO COLORADO TECHNICAL UNIVERSITY, INC. IN ADDITION, BORROWER SHALL HAVE NO SIGNIFICANT CHANGES IN MANAGEMENT WITHOUT PRIOR WRITTEN CONSENT OF BANK. "SIGNIFICANT

08-05-96

CHANGES IN MANAGEMENT" SHALL MEAN WITH RESPECT TO DAVID D. O'DONNELL AND DAVID OXENHANDLER.

BORROWING BASE: THE OUTSTANDING PRINCIPAL AMOUNTS OF THE LINE OF CREDIT SHALL BE LIMITED TO THE LESSER OF ONE MILLION THREE HUNDRED THOUSAND DOLLARS OR THE SUM OF THE FOLLOWING: 80% OF TOTAL TRADE RECEIVABLES LESS THAN NINETY DAYS PAST DUE. SUCH CALCULATION SHALL BE SUBMITTED TO LENDER WITH THE ABOVE MENTIONED REPORTS MONTHLY, AND SHALL BE CALLED A BORROWING BASE CERTIFICATE.

BORROWER SHALL MAINTAIN ITS ACCREDITATION BY THE NORTH CENTRAL ASSOCIATION OF COLLEGES AND SCHOOLS COMMISSION.

NO DIVIDENDS BY M.D.J,B., INC. WITHOUT PRIOR WRITTEN PERMISSION OF BANK. PAYMENT OF UP TO 35% OF M.D.J.B., INC. INCOME BEFORE TAX TO WHITMAN EDUCATION GROUP, INC. ALLOWED FOR PAYMENT OF TAXES.

THE LINE OF CREDIT SHALL HAVE A ZERO (0) PRINCIPAL BALANCE FOR THIRTY (30) CONSECUTIVE DAYS DURING THE TERM OF THE LOAN.

THE LINE OF CREDIT MAY BE CANCELLED AT THE SOLE DISCRETION OF LENDER IF THERE ARE ANY FILINGS OR ANY LITIGATION WHICH WOULD HAVE A MATERIAL ADVERSE EFFECT ON BORROWER.

THIS EXHIBIT "A" IS EXECUTED ON AUGUST 5, 1996.


By: /s/ DAVID D. O'DONNELL
=========================================================
DAVID D. O'DONNELL, PRESIDENT AND CHAIRMAN OF THE BOARD

LENDER:

BANK ONE, COLORADO, N.A.

By: /S/ NANETTE STRANSBURGER
=========================================================
AUTHORIZED OFFICER